Prospectus Supplement                                  81610 3/02
dated March 18, 2002 to:

PUTNAM GLOBAL EQUITY FUND
Prospectus dated June 30, 2001, as revised January 30, 2002

The fund's Trustees have approved in principle the merger of this fund into Putnam Global Growth Fund, a fund that seeks capital appreciation by investing mainly in common stocks of companies worldwide. For more information about Putnam Global Growth Fund, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the fund's Trustees and approval by shareholders of the fund at a shareholder meeting expected to be held within approximately the next six months. Putnam Global Equity Fund does not expect to accept investments after April 15, 2002, except from defined contribution plans then invested in the fund.